Property, Equipment and Software, Net	12 Months Ended
Dec. 31, 2020
Property Plant And Equipment [Abstract]
Property, Equipment and Software, Net

6. PROPERTY, EQUIPMENT AND SOFTWARE, NET

	As of December 31,
	2019	2020
	(RMB in thousands)
Computers and equipment	95,336	138,188
Furniture and fixtures	12,316	15,539
Leasehold improvement	35,499	56,462
Software	36,900	41,849
Construction in progress	—	12,572
Total property, equipment and software	180,051	264,610
Accumulated depreciation and amortization	(87,498)	(138,916)
Total property, equipment and software, net	92,553	125,694

Depreciation and amortization expenses on property, equipment and software for the years ended December 31, 2018, 2019 and 2020 were RMB30.4 million, RMB39.9 million and RMB53.4 million, respectively.